UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

EXCELFIN ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2023

ExcelFin Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40933	86-2933776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Kingsley Park Dr Fort Mill, South Carolina	29715
(Address of principal executive offices)	(Zip Code)

(917) 209-8581

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	XFINU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	XFIN	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XFINW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 17, 2023, ExcelFin Acquisition Corp., a Delaware corporation (“we”, “us”, “our”, or the “Company”), issued a press release announcing that the special meeting of the stockholders of the Company originally scheduled for October 18, 2023 (the “Special Meeting”) is being adjourned to October 20, 2023. At the Special Meeting, Company’s stockholders will be asked:

•	to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a second amendment to the Charter (the “Extension Amendment”) to extend the date by which the Company must effectuate an initial business combination from October 25, 2023 (the “Termination Date”) to April 25, 2024, comprised of an initial three-month extension and three subsequent one-month extensions, for a total of six months after the Termination Date (assuming the Company’s initial business combination has not occurred); and

•	to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market (“Nasdaq”) (the “Adjournment Proposal”).

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern Time, on October 20, 2023, exclusively via live webcast at the following address: https://web.lumiagm.com/276796335. Also as a result of this change, the date and time by which stockholders seeking to exercise redemption rights must tender their public shares physically or electronically and submit a request in writing that the Company redeem their public shares for cash to the Company’s transfer agent, American Stock Transfer & Trust Company, is being extended to 5:00 p.m., Eastern Time, on October 18, 2023.

Investment of Trust Account Funds

There is currently uncertainty concerning the applicability of the Investment Company Act to SPACs, including a company like ours, that may not complete its initial business combination within 24 months from the effective date of its IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

The funds in the Trust Account are currently held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, will instruct American Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and to hold all funds in the Trust Account in cash in an interest bearing account until the earlier of consummation of our initial business combination or liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase.

If the deadline for us to complete a business combination (currently October 25, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase in connection with a business combination or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination would depend on a number of factors. The Company hereby confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the IR Act upon a redemption of the public shares, including, but not limited to, in connection with a liquidation of the Company if it does not effect a business combination prior to its termination date.

About ExcelFin Acquisition Corp.

ExcelFin Acquisition Corp. is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On June 26, 2026, we entered into a Business Combination Agreement (“Business Combination Agreement”) with Betters Medical Investment Holdings Limited, a Cayman Islands exempted company (“Baird Medical”), Tycoon Choice Global Limited, a business company limited by shares incorporated under the laws of the British Virgin Islands and a wholly owned subsidiary of Baird Medical (“Tycoon”), Baird Medical Investment Holdings Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Baird Medical (“PubCo”), Betters Medical Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of PubCo (“Merger Sub”) (as it may be amended from time to time, the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement we refer to herein as the “Business Combination.”

We are not asking you to vote on the Business Combination at the Special Meeting. The Business Combination will be submitted to stockholders of the Company for their consideration. On August 21, 2023, PubCo filed a Registration Statement on Form F-4 with the Securities and Exchange Commission (“SEC”), which includes preliminary proxy statement and a definitive proxy statement, to be distributed to the Company’s stockholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the Business Combination and other matters as described in the definitive proxy statement. After the Registration Statement on Form F-4 has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov.

Additional Information and Where to Find It

The definitive proxy statement for the extension of the initial business combination deadline has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Company at 100 Kingsley Park Dr., Fort Mill, South Carolina 29715. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Stockholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: xfin.info@investor.morrowsodali.com

Participants in the Solicitation

The Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about Company’s sponsor, officers and directors and their ownership of Company common stock is set forth in the proxy statement for Company’s Special Meeting of Stockholders, which was filed with the SEC on September 26, 2023, and in Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 30, 2023. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which were filed by the Company with the SEC.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Special Meeting shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExcelFin Acquisition Corp.

Date: October 17, 2023	By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Chief Executive Officer & Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE

ExcelFin Acquisition Corp. Announces Adjournment of Special Meeting

New York, NY, October 17, 2023– ExcelFin Acquisition Corp. (“we”, “us”, “our”, or the “Company”), today announced that the Special Meeting originally scheduled for October 18, 2023 (the “Special Meeting”) is being adjourned to October 20, 2023. At the Special Meeting, Company’s stockholders will be asked:

•	to consider and vote upon a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a second amendment to the Charter (the “Extension Amendment”) to extend the date by which the Company must effectuate an initial business combination from October 25, 2023 (the “Termination Date”) to April 25, 2024, comprised of an initial three-month extension and three subsequent one-month extensions, for a total of six months after the Termination Date (assuming the Company’s initial business combination has not occurred); and

•	to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to (i) permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote or (ii) if stockholders have elected to redeem an amount of shares in connection with the Extension Amendment such that the Company would not adhere to the continued listing requirements of The Nasdaq Global Market (“Nasdaq”) (the “Adjournment Proposal”).

As a result of this change, the Special Meeting will now be held at 10:00 a.m., Eastern Time, on October 22, 2023, exclusively via live webcast at the following address: https://web.lumiagm.com/276796335.

The record date for the stockholders to vote at the Special Meeting remains the close of business on September 22, 2023 (the “Record Date”). Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the Record Date can vote, even if they have subsequently sold their shares. In connection with the adjourned date, the Company has further extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Special Meeting to 5:00 p.m. Eastern Time on October 18, 2023. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares.

About ExcelFin Acquisition Corp.

ExcelFin Acquisition Corp. is blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

The definitive proxy statement has been mailed to the Company’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Company with the SEC may be obtained free of charge by contacting Company at 100 Kingsley Park Dr., Fort Mill, South Carolina 29715. If you have questions about the proposals or if you need additional copies of the Proxy Statement you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Stockholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: xfin.info@investor.morrowsodali.com

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Participants in the Solicitation

Company and its sponsor, officers and directors may be deemed to be participants in the solicitation of proxies from Company stockholders. Information about Company’s sponsor, officers and directors and their ownership of Company common stock is set forth in the proxy statement for Company’s Special Meeting of Stockholders, which was filed with the SEC on September 26, 2023, and in Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 30, 2023. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which were filed by Company with the SEC.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Special Meeting shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors

ExcelFin Acquisition Corp.

Joe Ragan

Chief Executive Officer & Chief Financial Officer

jragan@paperexcellence.com

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